AMERINDO FUNDS INC.

                      SUPPLEMENT DATED MAY 31, 2005 TO THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY 25, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.


Gary Tanaka, the President and an interested director of Amerindo Funds Inc. (the "Fund") and Alberto Vilar, Chief Executive Officer of the Fund who are principals of Amerindo Investment Advisors Inc. ("Amerindo") were charged in criminal complaints and are currently incarcerated.

Accordingly, the independent directors of the Board of Directors of the Fund (the "Independent Directors") have taken the following actions:

      o The Independent Directors have discontinued any sales of the Fund until further notice.

      o The Board has rescinded any authority to Gary Tanaka or Alberto Vilar to give any instruction with respect to the Fund or its assets.

      o The Independent Directors have removed Gary Tanaka as President of Amerindo Funds Inc. and Alberto Vilar as Chief Executive Officer effective May 27, 2005.

      o The Independent Directors have appointed Dana Smith, the Fund's current Chief Compliance Officer, as new acting President of the Fund effective May 27, 2005.

      o As a precautionary measure, the Fund's auditors have been retained to conduct a special audit of the Fund.

      o The Independent Directors have commenced a search for an interim manager/adviser to replace Amerindo.

      o The Independent Directors have authorized portfolio purchases and sales on behalf of the Fund provided that one or more Independent Director has approved the trade.




                PLEASE RETAIN THIS DOCUMENT FOR FUTURE REFERENCE




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